Exhibit 99.3

MFA 2017-RPL1

PREPARED BY MISSION GLOBAL, LLC

APRIL 27, 2017

This report summarizes findings of the due diligence reviews performed by Mission Global, LLC ("MISSION"). The review was conducted from August 1 to August 16, 2016 by MISSION on behalf of Residential Real Estate Review, Inc. (“RRR”) and Credit Suisse Securities (USA) LLC, (“Credit Suisse”) on seventy-nine residential mortgage loans. MISSION was engaged by RRR to perform a Compliance Only review of on the seasoned and re-performing residential mortgage loans referenced above. The review was conducted on imaged loan files provided by RRR.

PROJECT SCOPE AND PROCEDURES

A.	Compliance Review

MISSION reviewed each residential mortgage loan to determine compliance with various Federal, State and local mortgage rules and regulations, to the extent possible and subject to the caveats below, whether the loan complies with:

I.	Federal Truth in Lending Act ("TILA"), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (1026.23):
i.	Failure to provide the right of rescission notice;
ii.	Failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii.	Errors in the right of rescission notice;
iv.	Failure to provide the correct form of right of rescission notice;
v.	Failure to provide the three (3) business day rescission period; and
vi.	Any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	Truth-in-Lending ("TIL") Disclosure (§§1026.17, 18 and 19):
i.	Review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii.	Proper execution by all required parties;
iii.	Principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv.	Timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i.	Inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

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ii.	Inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i.	Points and fees threshold test;
ii.	APR threshold test
iii.	Prepayment penalty test; and
iv.	Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i.	APR threshold test; and
ii.	Compliance with the escrow account and appraisal requirements.
II.	Federal Real Estate Settlement Procedures Act ("RESPA"), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a.	Good Faith Estimate (GFE) (§1024.7):
i.	Confirm the presence of the current GFE form in effect at the time of origination;
ii.	Verify GFE was provided to the borrower(s) within three (3) business days of application;
iii.	Verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv.	Determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v.	Confirm the presence of a settlement service provider list, as applicable;
b.	Final HUD-1/A Settlement Statement (HUD) (§1024.8):
i.	Confirm current applicable HUD form was provided;
ii.	Determination that the loan file contains the final HUD;
iii.	Escrow deposit on the final HUD matches the initial escrow statement amount; and
iv.	Verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c.	GFE and Final HUD Comparison (§1024.7):
i.	Review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii.	Confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii.	Review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d.	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i.	Confirm the presence of the Servicing Disclosure Statement form in the loan file;

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ii.	Verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii.	Confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv.	Confirm the Special Information Booklet was provided within three (3) business days of application.
v.	Confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi.	Confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii.	Confirm the Affiliated Business Arrangement Disclosure is executed; and
viii.	Confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.
III.	Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06.
IV.	The disclosure requirements and prohibitions of Section 50(a) (6), Article XVI of the Texas Constitution and associated regulations.
V.	The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to "high-cost" loans, "covered" loans, "higher-priced" loans, "home" loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time.
VI.	Federal and state specific late charge and prepayment penalty
VII.	Document Review

MISSION reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

•	Note
•	Mortgage
•	Initial Application
•	Final Application
•	Title/Preliminary Title
•	Initial TIL
•	Final TIL
•	Initial GFE
•	Final GFE
•	Change in Circumstance Documentation
•	Final HUD-1
•	Right of Recession
•	Tangible Net Benefit Disclosure
•	Subordination Agreement

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•	Copy of Junior lien Notes
•	FACTA Disclosures
•	Texas Home Equity Disclosures
•	Certain other disclosures related to the enumerated tests set forth in section VII

MISSION did not make any determination as to whether the loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly discussed herein. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached and discussed herein are dependent upon MISSION receiving complete and accurate data regarding the loans from loan originators and other third parties upon which MISSION is relying in reaching such findings.

Please be advised that MISSION does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by MISSION do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to MISSION. Information contained in any MISSION report related to the applicable statute of limitations, for certain claims, may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan. Any investor considering purchase or other transactions regarding the loans should consider its own evaluation and should not rely solely on the information provided by MISSION. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the agreed upon party that intends to enter into this transaction. Client, or other agreed upon party, acknowledges and agrees that the information and reports provided herein by MISSION are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. MISSION does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by MISSION.

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REVIEW RESULTS AND DEAL NOTES – COMPLIANCE

A.	Type of assets that were reviewed

MISSION performed due diligence services as described below on 79 mortgage loans. The specific loans were part of a pool provided by RRR for a Compliance only review. The mortgage loans were originated by multiple originators and have origination dates spanning 8 years from 2000 through 2008.

B.	Sample Size

The Review was conducted on all 79 mortgage loans, which resulted in 51 total exceptions (the "MISSION Population") within a total securitization population that has been communicated to MISSION by Client as being 969 loans (the "Securitization Population"); therefore MISSION's review covers approximately 8.15% (by count) of the Securitization Population. The MISSION Population covered an aggregate original principal balance of approximately $14,961,820.

C.	Sample Size Determination

The MISSION Population is a subset of all mortgage loans in the Securitization Population. MISSION does not know what percentage of total mortgage loans in the Securitization Population a third party due diligence provider reviewed and therefore we cannot comment as to the sufficiency of such sample as a percentage of the overall Securitization Population.

D.	Data Integrity

There was no data integrity compare required as part of the initial Compliance review conducted, therefore MISSION cannot comment on the data integrity of the mortgage loans. Client may have completed a separate data integrity review for purpose of the securitization.

E.	Grading & Exceptions

Pursuant to the applicable NRSRO criteria, MISSION graded certain compliance exceptions as non-material based upon seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which a consumer could bring affirmative claims. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any MISSION report related to the applicable statute of limitations, for certain claims, may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Utilizing the relevant Fitch, Moody’s and DBRS grading criteria, within the MISSION Population there were 42 mortgage loans with an "A" Compliance Grade, 34 with a "B" Compliance Grade, 1 with a "C" Compliance Grade, and 2 with a "D" Compliance Grade.

For the 34 mortgage loans with a Compliance Grade of "B", the exceptions noted were generally either individually or a combination of TILA violations outside of the seasoning period as noted above, missing FACTA disclosures, prepay penalties outside of allowable state requirements where the penalty period had expired or other missing documents or RESPA violations that were not considered to be material or were outside the statute of limitations.

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The one mortgage loan with a Compliance Grade of "C" had a state compliance violation.

The two mortgage loans with a Compliance Grade of "D" were missing documents considered material for compliance testing.

Of these violations stated above, seven loans had a deficient or missing final HUD-1s. Two loans had a deficient or missing TIL. Alternative calculations used on the two mortgage loans to determine compliance, TIL figures calculated based on the Note information and HUD fees paid. In addition, seven loans had what appeared to be a final HUD-1 but it was not signed or stamped by borrower or closing agent; therefore, was not considered final, and one loan was missing a copy of the subject lien mortgage. For these eight loans, compliance testing was completed based upon the documentation provided but cannot be considered final due to missing or insufficient documentation.

FITCH AND DBRS GRADING METHODOLOGY

NRSRO Grade	# of Loans	% of Loans (by count) in MISSION Population
A	42	53.16%
B	34	43.04%
C	1	1.27%
D	2	2.53%

COMPLIANCE EXCEPTION SUMMARY

Exceptions	# of Loans	% of Loans (by count) in MISSION Population
Missing Initial Application	11	13.92%
Failed State Prepayment Penalty	10	12.66%
Failed State Late Charge	9	11.39%
Missing ROR	5	6.33%
TIL Understated	3	3.80%
Unable to Determine if Correct ROR Form Used	3	3.80%
Loan Funded Prior to Expiration of ROR period	2	2.53%
Missing Final TIL	1	1.27%
Recession Period was than 3 days	1	1.27%
Failed FNMA 5%	1	1.27%
Incorrect ROR Form Used	1	1.27%
APR Exceeds County Threshold	1	1.27%
Unable to Determine ROR Testing Due to Missing Funding Date	1	1.27%
APR Exceeds City Threshold	1	1.27%
Final TIL not signed	1	1.27%

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